UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2025

THE WENDY’S COMPANY

(Exact name of registrant, as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

(614) 764-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	WEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A amends and supplements the Form 8-K filed by The Wendy’s Company (the “Company”) with the U.S. Securities and Exchange Commission on July 8, 2025 (the “Original 8-K”) to provide a description of the compensation arrangements between the Company and Ken Cook in connection with Mr. Cook’s appointment as the Company’s Interim Chief Executive Officer effective July 18, 2025. At the time of the filing of the Original 8-K, these compensation arrangements had not yet been determined.

The other disclosures contained under Items 5.02, 7.01 and 9.01 of the Original 8-K are not amended hereby.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On July 24, 2025, the Compensation and Human Capital Committee of the Board of Directors approved compensation changes for Mr. Cook in connection with his appointment as the Company’s Interim Chief Executive Officer. Mr. Cook’s annual base salary for service as Interim Chief Executive Officer will be $825,000 and the target for Mr. Cook’s annual, performance-based bonus under the Company’s annual incentive plan will be 100% of his annual base salary. The actual performance-based bonus payable to Mr. Cook will range from zero to 200% of the target, depending on the achievement of performance objectives, which will be consistent with the objectives established under the plan for other executive officers of the Company.

In addition, Mr. Cook will receive a one-time equity award with a grant date fair value of $2 million, which will be granted on August 12, 2025. Three-quarters of this award will be in the form of restricted stock units and one-quarter of this award will be in the form of stock options. The restricted stock units and options will vest in substantially equal installments on each of the first two anniversaries of the date of grant, in each case subject to Mr. Cook’s continued employment on the applicable vesting dates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: July 30, 2025	By:	/s/ Mark L. Johnson
Mark L. Johnson
Director – Corporate & Securities Counsel, and Assistant Secretary

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